Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. _)

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

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FRANKLIN INDIA GROWTH FUND

A SERIES OF FRANKLIN TEMPLETON INTERNATIONAL TRUST

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Meeting of Shareholders of the Franklin India Growth Fund (the “Fund”), a series of Franklin Templeton International Trust (the “Trust”), which will be held at the Trust’s offices, One Franklin Parkway, San Mateo, California 94403-1906, scheduled for February 12, 2014, at 2:00 p.m., Pacific time.  The enclosed materials discuss the proposals (the “Proposals”) to be voted on at the meeting, and contain the Notice of Special Meeting, proxy statement and proxy card.  A proxy card is, in essence, a ballot.  When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund.  If you specify a vote on a Proposal, your proxy will be voted as you indicate.  If you specify a vote on one Proposal but not the other Proposal, your proxy will be voted as specified on such Proposal and, on the Proposal for which no vote is specified, your proxy will be voted FOR such Proposal.  If you simply sign, date and return the proxy card, but do not specify a vote on the Proposals, your proxy will be voted FOR the Proposals.

We urge you to spend a few minutes reviewing the Proposals in the proxy statement.  Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote.  When shareholders return their proxies promptly, additional costs of having to conduct additional mailings may be avoided.

We welcome your comments.  If you have any questions or would like to quickly vote your shares, call D.F. King & Co., Inc., our proxy solicitor, toll-free at 1-888-502-0385.  Agents are available 8:00 a.m.-10:00 p.m., Eastern time, Monday through Friday, and 11:00 a.m.-4:00 p.m., Eastern time, Saturday.

TELEPHONE AND INTERNET VOTING For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, instructions are enclosed.

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FRANKLIN INDIA GROWTH FUND

A SERIES OF FRANKLIN TEMPLETON INTERNATIONAL TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees (the “Board”) of Franklin Templeton International Trust (the “Trust”) has called a Special Meeting of Shareholders (the “Meeting”) of the Franklin India Growth Fund (the “Fund”), a series of the Trust, which will be held at the Trust’s offices, One Franklin Parkway, San Mateo, California 94403-1906 on February 12, 2014, at 2:00 p.m., Pacific time.

During the Meeting, shareholders of the Fund will vote on the following Proposals:

1.             To approve a new subadvisory agreement between Franklin Advisers, Inc. and Templeton Asset Management Ltd.

2.             To approve the use of a “manager of managers” structure whereby the investment manager will be able to hire and replace subadvisers without shareholder approval.

By Order of the Board of Trustees,

Karen L. Skidmore

Vice President and Secretary

December [2], 2013

Please sign and promptly return the proxy card or voting instruction form in the enclosed self-addressed envelope regardless of the number of shares you own.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON FEBRUARY 12, 2014

The Fund’s Notice of Special Meeting of Shareholders, proxy statement and form of proxy are available on the Internet at http://www.franklintempleton.com. The form of proxy on the Internet site cannot be used to cast your vote.

If you have any questions, would like to vote your shares, or wish to obtain directions to be able to attend the Meeting and vote in person, please call D.F. King & Co., Inc., our proxy solicitor, toll free at 1-888-502-0385.

PROXY STATEMENT

TABLE OF CONTENTS

Proposal 1:            To Approve a New Subadvisory Agreement between Franklin Advisers, Inc. and Templeton Asset Management Ltd...................................................................................................................................................................... 3

Proposal 2:            To Approve a New “Manager of Managers” Structure Whereby the Investment Manager will be able to Hire and Replace Subadvisers without Shareholder Approval........................................................................ 6

♦ ADDITIONAL INFORMATION ABOUT THE TRUST....................................................................................................... 8

♦ FURTHER INFORMATION ABOUT VOTING AND THE MEETING.......................................................................... 10

Exhibit A               Form of new subadvisory agreement between Franklin Advisers, Inc. and Templeton Asset Management Ltd......................................................................................................................................................................... A-1

Exhibit B               Outstanding Shares and Classes of the Fund as of November 18, 2013.......................................... A-1

Exhibit C               Entities Owning Beneficially more than Five Percent (5%) of the outstanding Shares of any Class of the Fund as of November 18, 2013............................................................................................................................... A-1

FRANKLIN INDIA GROWTH FUND

A SERIES OF FRANKLIN TEMPLETON INTERNATIONAL TRUST

PROXY STATEMENT

♦ INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Trustees (the “Board”) of Franklin Templeton International Trust (the “Trust”), in connection with a Special Meeting of Shareholders of the Franklin India Growth Fund (the “Fund”) to be held on February 12, 2014 (the “Meeting”), has requested your vote.

Who is eligible to vote?

Shareholders of record at the close of business on November 18, 2013, are entitled to be present and to vote at the Meeting or any adjourned Meeting.  Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting.  The Notice of Special Meeting, proxy statement and proxy card were first mailed to shareholders of record on or about December [2], 2013.

On what issues am I being asked to vote?

Shareholders of the Fund are being asked to vote on the following Proposals:

1.             To approve a new subadvisory agreement between Franklin Advisers, Inc. and Templeton Asset Management Ltd.; and

2.             To approve the use of a “manager of managers” structure whereby the investment manager will be able to hire and replace subadvisers without shareholder approval.

How does the Board of the Trust recommend that I vote?

The Board of the Trust unanimously recommends that you vote:

1.             FOR the approval of a new subadvisory agreement between Franklin Advisers, Inc. and Templeton Asset Management Ltd.; and

2.             FOR the approval of the use of a “manager of managers” structure whereby the investment manager will be able to hire and replace subadvisers without shareholder approval.

How do I ensure that my vote is accurately recorded?

You may submit your Proxy card in one of four ways:

•         By Internet.  The web address and instructions for voting can be found on the enclosed Proxy card. You will be required to provide your control number located on the Proxy card.

•         By Telephone.  The toll-free number for telephone voting can be found on the enclosed Proxy card. You will be required to provide your control number located on the Proxy card.

•         By Mail. Mark the enclosed Proxy card, sign and date it, and return it in the postage-paid envelope we provided.  Joint owners must each sign the Proxy card.

•         In Person at the Annual Meeting. You can vote your shares in person at the Annual Meeting.

If you require additional information regarding the Annual Meeting, you may contact the Proxy Solicitor toll-free at 1-888-502-0385.  Please see the section entitled “Further Information About Voting and the Meeting” for more information on the Proxy Solicitor.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified.  If you specify a vote on any of the Proposals, your proxy will be voted as you indicate.  If you specify a vote on one Proposal but not the other Proposal, your proxy will be voted as specified on such Proposal and, on the Proposal for which no vote is specified, your proxy will be voted FOR such Proposal.  If you simply sign, date and return the proxy card, but do not specify a vote on either of the Proposals, your proxy will be voted FOR both of the Proposals.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Trust that is received by the Trust at or prior to the Meeting, or by attending the Meeting and voting in person.

What if my shares are held in a brokerage account?

If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Elections at the Meeting.  Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Trust.

INTRODUCTION TO THE PROPOSALS

                The Proposals are designed to help the Fund seek to achieve its investment goal by: (1) allowing Templeton Asset Management Ltd. (“TAML”), a subadviser to the Fund, to provide discretionary investment advice to the Fund (Proposal 1); and (2) by allowing Franklin Advisers, Inc. (“FAV”), the investment manager to the Fund, to hire new subadvisers in the future to assist in the management of the Fund, without experiencing the potential expense and delays that could result if shareholder approval must be obtained beforehand (Proposal 2).

                The Fund invests primarily in the equity securities of companies based in India, and Indian-related companies, as described in the Fund’s prospectus.  The Fund currently accesses those investments by investing in shares of a wholly-owned collective investment vehicle (the “Portfolio”) that is registered with and regulated by the Mauritius Financial Services Commission.  Investing through the Portfolio is intended to provide the Fund with a tax-efficient method of investing indirectly in Indian companies.  FAV serves as the investment manager to the Fund pursuant to the Amended and Restated Investment Management Agreement, dated May 1, 2013, between FAV and the Trust, on behalf of the Fund and the Portfolio (the “Investment Management Agreement”).  Franklin Templeton Asset Management (India) Private Limited (“FT India”) serves as a subadviser to the Fund pursuant to the Subadvisory Agreement, dated January 23, 2008, and amended May 1, 2013, between FT India and FAV (the “FT India Subadvisory Agreement”) and TAML serves as a subadviser to the Fund pursuant to the Sub-Subadvisory Agreement, dated July 17, 2013, between TAML and FT India (the “Existing TAML Subadvisory Agreement”).  FAV has discretionary authority over the Fund’s assets, while FT India and TAML provide FAV and FT India, respectively, with non-discretionary asset management services.

                The Fund is managed by a team of portfolio managers from FAV, FT India, and TAML, including Stephen H. Dover and Purav A. Jhaveri of FAV, KN Sivasubramanian and Anad Radhakrishnan of FT India, and Sukumar Rajah of TAML.  Mr. Rajah has extensive experience in Asian equity securities and has been an integral part of the portfolio management of the Fund since the Fund’s inception.  Mr. Rajah was a portfolio manager with FT India until he transferred to TAML in July 2013.  Mr. Rajah’s move from FT India to TAML has provided the opportunity for Mr. Rajah to transition from providing non-discretionary to discretionary investment management services to the Fund.  Mr. Rajah did not exercise discretionary authority with FT India due to rules administered by the Securities and Exchange Board of India that restrict investment advisers organized in and operated out of India from providing advice to both Indian and non-Indian clients.  TAML, however, is not subject to those restrictions.

                At the October 2013 Board meeting (the “October Meeting”), FAV recommended and the Board approved a new subadvisory agreement with TAML (the “New TAML Subadvisory Agreement”) that would permit TAML and Mr. Rajah to commence providing discretionary advice to the Fund.  The New TAML Subadvisory Agreement will become effective following the receipt of shareholder approval and will replace the Existing TAML Subadvisory Agreement.  The New TAML Subadvisory Agreement will allow TAML to have decision-making authority with respect to the security selection for the Fund.  At the October Meeting, the Board also approved, subject to shareholder approval of the New TAML Subadvisory Agreement, the termination of the FT India Subadvisory Agreement.  Following termination of the FT India Subadvisory Agreement, FT India will operate solely as a research provider to the portfolio management team.  These changes are expected to allow the Fund to operate more efficiently.

                Shareholders of the Fund are also requested to approve a “manager of managers” structure for the Fund to permit FAV, subject to Board approval, to appoint and replace subadvisers in the future, without obtaining prior shareholder approval (the “Manager of Managers Structure”).  Approval of the Manager of Manager Structure will allow FAV and the Board to hire new subadvisers for the Fund without the potential for expenses and delays that could result if shareholder approval must be obtained in making a change deemed beneficial to the Fund and its shareholders by the Board.  Under the Manager of Managers Structure, the Fund will inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.

                Proposals 1 and 2 each require shareholder approval.  If Proposal 1 is not approved by the shareholders of the Fund, TAML and Mr. Rajah would continue to provide only non-discretionary services under the Existing TAML Subadvisory Agreement.  If Proposal 2 is not approved by the shareholders of the Fund, FAV would generally only be able to enter into new or amended subadvisory agreements with shareholder approval.  Shareholders of the Fund will vote separately on each Proposal and approval of one Proposal is not dependent on the approval of the other Proposal.

♦  PROPOSAL 1: TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN FRANKLIN ADVISERS, INC. AND TEMPLETON ASSET MANAGEMENT LTD.

Why am I being asked to vote on this Proposal?

                You are being asked to vote to approve the New TAML Subadvisory Agreement, so that TAML can provide discretionary asset management services to the Fund because the Board and FAV believe these services will benefit the Fund.

How will the resulting investment management of the Fund be structured?

                Upon shareholder approval of the New TAML Subadvisory Agreement, TAML will provide discretionary services to the Fund.  In addition, FT India will then be terminated as a subadviser to the Fund and will operate solely as a research provider to TAML and FAV.  The form of New TAML Subadvisory Agreement is included in this proxy statement as Exhibit A.

                Mr. Rajah, through TAML, and Mr. Dover, through FAV, will serve as co-lead portfolio managers of the Fund, and Mr. Jhaveri will continue to serve the Fund as a portfolio manager through FAV.

How does this Proposal affect my fees as a shareholder of the Fund?

                Approval of this Proposal will have no impact on the amount of investment management fees that are paid by the Fund or the fees paid by Fund shareholders because the fees that are received by TAML will be deducted from the fees that are paid by the Fund to FAV.  Further shareholder approval would be necessary to increase the management fees that are payable by the Fund, which is not contemplated.

Why did the Board approve the New TAML Subadvisory Agreement?

                At the October Meeting, upon FAV’s recommendation, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Trust (the “Independent Trustees”), approved the New TAML Subadvisory Agreement, which will replace the Existing TAML Subadvisory Agreement upon shareholder approval.  In doing so, the Independent Trustees received assistance and advice from their independent counsel and considered various materials related to the New TAML Subadvisory Agreement, including: (1) a copy of the proposed form of New TAML Subadvisory Agreement; (2) the reasons for FAV’s recommendation; (3) information describing the nature, quality and extent of services that TAML would provide to the Fund; and (4) information concerning TAML’s investment team, including biographical information for the investment professionals that would be responsible for the day-to-day management of TAML’s allocated portion of the Fund’s assets.  The Board’s decision to approve the New TAML Subadvisory Agreement took into account several factors, including, but not limited to the following:  (1) the experience and quality of TAML’s investment team, including the background and investment experience of Mr. Rajah; (2) the policies of TAML as to various matters, including brokerage allocation, proxy voting, and the code of ethics as applied to its employees, being the same or substantially the same as those of other U.S. registered Franklin Templeton investment managers; (3) the terms of the new TAML Subadvisory Agreement being substantially the same as the Existing TAML Subadvisory Agreement; and (4) TAML’s provision of discretionary services to the Fund having no impact on the amount of investment management fees paid by the Fund since fees received by TAML will be deducted from fees that are paid by the Fund to FAV.

Are there any material differences between the New TAML Subadvisory Agreement and the Existing TAML Subadvisory Agreement?

The New TAML Subadvisory Agreement is substantially the same as the Existing TAML Subadvisory Agreement, including with respect to indemnification and standard of care.  The principal difference is the ability of TAML to provide discretionary asset management services.  In providing discretionary asset management services, TAML will continue to invest the Fund’s assets in accordance with the Fund’s registration statement, subject to the supervision of FAV and oversight by the Board.  The New TAML Subadvisory Agreement is also different from the Existing TAML Subadvisory Agreement with respect to certain matters such as the fee schedule and the parties to the contract (the New TAML Subadvisory Agreement is between FAV and TAML and the Existing TAML Subadvisory Agreement is between FT India and TAML).

What are the material terms of the New TAML Subadvisory Agreement?

Below is a summary of the material terms of the New TAML Subadvisory Agreement.

Services.  Subject to the overall policies, direction and review of the Board and subject to the instructions and supervision of FAV, TAML will provide discretionary investment advisory services with respect to securities and investments and cash equivalents of the Fund, including placing purchase and sale orders on behalf of the Fund.

Management Fees.  TAML’s provision of discretionary services to the Fund will have no impact on the amount of investment management fees that are paid by the Fund because the fees that are received by TAML will be deducted from the fees that are paid by the Fund to FAV.  Currently, TAML receives no fee from FT India under the Existing TAML Subadvisory Agreement.  Given the discretionary management responsibilities that are proposed to be performed by TAML and Mr. Rajah, FAV will allocate to TAML 80% of the fee FAV receives from the Fund for investment management services.  Under the New TAML Agreement, FAV would pay TAML, based on the current asset levels of the Fund, an annual fee equal to 0.88% of the net assets of the Fund.  At current asset levels, FAV would retain a fee of 0.42% of the net assets of the Fund, in compensation for FAV’s investment management services, including being responsible for the overall management of the Fund, providing regular reports to the Board, and supervising TAML, and in compensation for administrative services.  FAV’s payments to TAML will not affect the amount of the investment management fees that the Fund pays or the fees paid by Fund shareholders.

Payment of Expenses.  During the term of the New TAML Subadvisory Agreement, TAML will pay all expenses incurred by it in connection with the services to be provided by it under the New TAML Subadvisory Agreement other than the cost of securities (including brokerage commissions, if any) purchased by the Fund.

Brokerage.  TAML will be responsible for selecting broker-dealers for the execution of the Fund’s portfolio transactions consistent with the Fund’s brokerage policy and “best execution.”  The New TAML Subadvisory Agreement authorizes TAML to allocate brokerage business to broker-dealers that provide brokerage and research services as such services are defined in Section 28(e) of the Securities Exchange Act of 1934.

Continuance.  If shareholders of the Fund approve the New TAML Subadvisory Agreement, the New TAML Subadvisory Agreement will continue until two years from the date of its execution, unless earlier terminated.  As provided therein, the New TAML Subadvisory Agreement is thereafter renewable annually for successive periods not to exceed one year (i) by a vote of the Board of Trustees of the Fund or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a vote of the holders of majority of the Board of Trustees who are not “interested persons” of any party to the Agreement, by a vote cast in person at a meeting called for the purpose of voting on such approval.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

♦  PROPOSAL 2: TO APPROVE A NEW “MANAGER OF MANAGERS” STRUCTURE WHEREBY THE INVESTMENT MANAGER WILL BE ABLE TO HIRE AND REPLACE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

Why am I being asked to vote on this Proposal?

                You are being asked to approve the Manager of Managers Structure to enable the Fund to operate with greater efficiency by allowing the Fund to use subadvisers best suited to its needs without incurring the potential expense and delays that could be associated with obtaining shareholder approvals.  The process of seeking shareholder approval could cause delays in executing changes that the Board and FAV have determined are in the best interests of the Fund.  Seeking shareholder approval typically involves additional expenses, such as hiring a proxy solicitor.

Under the Manager of Managers Structure, upon receiving Board approval, subadvisers selected by FAV could immediately manage Fund assets.  The Fund will, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser. Any new fund recently launched by Franklin Templeton Investments will typically allow for the Manager of Managers Structure.  Because this Fund was launched before FAV had received permission to use the Manager of Managers Structure, shareholder approval is now required for the Fund to use the Manager of Managers Structure.

                FAV does not currently anticipate any near-term changes to the portfolio management structure for the Fund (other than those described in Proposal 1) that might cause the Fund to use the Manager of Managers Structure.  The Board determined to seek shareholder approval of the Manager of Managers Structure at this time to avoid additional meeting and proxy solicitation costs in the future, as a meeting of shareholders is already needed to approve Proposal 1.

How will the Manager of Managers Structure Operate?

                Under the Manager of Managers Structure, FAV will be permitted to appoint and replace subadvisers for the Fund and to enter into, and approve, amendments to subadvisory agreements without first obtaining shareholder approval.  The Board, including a majority of the Independent Trustees, however, must approve any new subadviser and new or amended subadvisory agreement.

                As background, provisions of the Investment Company Act of 1940 that apply to the Fund require that investment management agreements between funds and their investment advisers be approved by shareholders.  The Securities and Exchange Commission (“SEC”), however, has issued a conditional exemptive order to FAV (the “Order”) permitting it to hire certain new subadvisers without obtaining shareholder approval, subject to the approval of the Board.  The Order allows FAV to hire new subadvisers, whether or not they are affiliated with FAV   in any way.

                Under the Manager of Managers Structure, FAV has the overall responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination and replacement.  Specifically, FAV will, subject to the review and approval of the Fund’s Board: (a) set the Fund’s overall investment strategy; (b) evaluate, select and recommend subadvisers to manage all or a portion of the Fund’s assets; and (c) implement procedures reasonably designed to ensure that each subadviser complies with the Fund’s investment goal, policies and restrictions.  Subject to the review by the Board, FAV will: (a) when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; and (b) monitor and evaluate the performance of the subadvisers.  The replacement of FAV or the imposition of material changes to the Investment Management Agreement would, however, require prior shareholder approval.

                The Manager of Managers Structure will: (1) enable a new subadviser to commence providing services to the Fund more quickly and with less potential expense to the Fund when FAV and the Board believe that such an appointment would be in the best interests of the Fund; and (2) permit FAV to allocate and reallocate the Fund’s assets among itself and one or more subadvisers when FAV and the Board believe that it would be in the best interests of the Fund.

How does this Proposal affect my fees as a shareholder of the Fund?

                Approval of this Proposal will not affect your fees as a shareholder of the Fund.  The Manager of Managers Structure will not at any time entail an increase in the investment management fees paid by the Fund.  Further shareholder approval would be necessary to increase the management fees that are payable by the Fund, which is not contemplated.  The costs associated with informing shareholders of the hiring of any new subadviser will be borne by the Fund’s investment managers.

How does this Proposal affect my right to vote on subadvisory agreements?

If Proposal 2 is approved, Fund shareholders will generally no longer be asked to approve the use of new subadvisers for the Fund, assuming that the conditions of the Order are met.  Rather, FAV, with the approval of the Board, would be able to appoint new subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval.  The Fund will, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.

                If Proposal 2 is not approved by the Fund’s shareholders, then FAV would generally only be able to enter into new or amended subadvisory agreements with shareholder approval, potentially causing delay and expense in making a change deemed beneficial to the Fund and its shareholders by the Board.

Why did the Board approve the Manager of Managers Structure?

The Board approved the Manager of Managers Structure in order to provide the Fund with faster access to qualified subadvisers, without incurring potential expenses or delays that could result from seeking to obtain shareholder approvals.

THE BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “FOR” PROPOSAL 2.

♦ ADDITIONAL INFORMATION ABOUT THE TRUST

The Administrator.  The administrator of the Trust is Franklin Templeton Services, LLC (“FT Services”), with offices at One Franklin Parkway, San Mateo, California 94403-1906.  FT Services is an indirect, wholly-owned subsidiary of FRI (as defined below) and an affiliate of FAV and TAML.  Pursuant to a subcontract for fund administration services with FAV, FT Services performs certain administrative functions for the Fund.  For the fiscal year ended October 31, 2012, FT Services received $0 (after fee waivers and/or expense reimbursements) for administrative services to the Fund.

FT Services will continue to act as administrator for the Fund after approval of the New TAML Subadvisory Agreement.

The Underwriter.  The principal underwriter for the Fund is Franklin Templeton Distributors, Inc. (“Distributors”), One Franklin Parkway, San Mateo, California 94403-1906.  As principal underwriter, Distributors receives underwriting commissions and 12b-1 fees pursuant to separate Rule 12b-1 plans adopted by the Board for the Fund, which fees are used for, among other things, advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public.  Distributors received $191,471 in distribution fees for the fiscal year ended October 31, 2012.

Distributors will continue to act as principal underwriter for the Trust after approval of the New TAML Subadvisory Agreement.

The Transfer Agent.  The transfer agent and shareholder servicing agent for the Fund is Franklin Templeton Investor Services, LLC (“FTIS”), located at 3344 Quality Drive, Rancho Cordova, California 95670-7313.  For the fiscal year ended October 31, 2012, FTIS received $172,467 in connection with its services as transfer agent and shareholder servicing agent for the Fund.

FTIS will continue to act as transfer agent and shareholder servicing agent for the Trust after approval of the New TAML Subadvisory Agreement.

The Custodian.  The custodian for the Fund is The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, New York 10286.

Other Matters.  The Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge.  To obtain a copy, please call ((800) DIAL BEN) (800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Principal Shareholders.  The outstanding shares and classes of the Fund as of November 18, 2013, the Record Date, are set forth in Exhibit B.

From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class of the Fund.  To the knowledge of the Fund’s management, as of the Record Date, there were no other entities, except as set forth in Exhibit C, owning beneficially more than 5% of the outstanding shares of any class of the Fund.

In addition, to the knowledge of the Trust’s management, as of November 18, 2013, no Trustee of the Trust owned 1% or more of the outstanding shares of any class of the Fund (except as shown in Exhibit C).  The Trustees and officers of the Trust owned, as a group, [PERCENT]% of the Advisor class shares of the Fund and less than 1% of the other classes of shares of the Fund.

Contacting the Board.  If a shareholder wishes to send a communication to the Board of Trustees of the Trust, such correspondence should be in writing and addressed to the Board at the Trust’s offices, One Franklin Parkway, San Mateo, California 94403-1906, Attention:  Secretary.  The correspondence will be given to the Board for review and consideration.

Further Information Regarding the Fund’s Investment Manager and Subadvisers.  The Investment Management Agreement and the FT India Subadvisory Agreement were last submitted to the sole shareholder of the Fund on December 10, 2010.  For the fiscal year ended October 31, 2012, the aggregate amount of investment management fees paid to FAV was $575,746 (after fee waivers and/or expense reimbursements).  From the management fees FAV received from the Fund, FAV paid FT India for its subadvisory services the amount of $341,144.  TAML did not provide any subadvisory services to the Fund during the fiscal year ended October 31, 2012, and therefore, did not receive any fees from FT India during that period.  Under the Existing TAML Subadvisory Agreement, TAML has not received any compensation from FT India.

                FAV, located at One Franklin Parkway San Mateo, California 94403-1906, FT India, located at Indiabulls Finance Center, Tower 2, 12th, 13th Floor, Senapati Bapat Marg, Elphinstone (West), Mumbai 400013, India, and TAML, located at 7 Temasek Boulevard, Suntec Tower 1 #38-03, Singapore 038987, are each registered as an investment adviser with the SEC.  FAV is a wholly-owned subsidiary of Franklin Resources, Inc. (“FRI”).  FT India is a wholly-owned subsidiary of Franklin Templeton Holding Limited, which is a wholly-owned subsidiary of Franklin Templeton Asia Holdings Private Limited, which is a wholly-owned subsidiary of Franklin Templeton Capital Holdings Private Limited (“FT Capital”), which is a wholly-owned subsidiary of Templeton International, Inc. (“TII”), which is a wholly-owned subsidiary of Templeton Worldwide, Inc. (“TWI”), which is a wholly-owned subsidiary of FRI.  TAML is a wholly-owned subsidiary of FT Capital, which is a wholly-owned subsidiary of TII, which is a wholly-owned subsidiary of TWI, which is a wholly-owned subsidiary of FRI.  FRI, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. FRI is a New York Stock Exchange, Inc. (“NYSE”) listed holding company (NYSE: BEN).

                Rupert H. Johnson, Jr., Chairman of the Board of the Trust and Trustee of the Trust, and Gregory E. Johnson, Trustee of the Trust, are each considered an interested person of the Trust.  FRI is a publicly owned holding company, a principal shareholder of which includes Rupert H. Johnson, Jr. (who owned approximately 16.91% of its outstanding shares as of December 31, 2012).  The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation or by his spouse, of which he disclaims beneficial ownership.  Rupert H. Johnson, Jr. is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer, director and principal shareholder of FRI, which is the parent company of FAV and Distributors.  Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of FRI.  Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

                TAML is a corporation organized under the laws of and based in Singapore.  It is registered as the foreign equivalent of an investment adviser in Singapore with the Monetary Authority of Singapore, with the SEC under the Investment Advisers Act of 1940 and as an International Adviser in the Province of Ontario, Canada.  The following table sets forth the names, titles and principal business addresses of each principal executive officer and director of TAML:

Name and Address	Title
Dennis Chong Boon Lim 7 Temasek Blvd., #38-03 Suntec Tower One Singapore	Co-Chief Executive Officer, Director
Stephen Grundlingh 7 Temasek Blvd., #38-03 Suntec Tower One Singapore	Co-Chief Executive Officer, Director
Kellie Hargraves The Adelphi 1 - 11 John Adam Street London WC2N 6HT United Kingdom	Chief Compliance Officer
Vijay C. Advani One Franklin Parkway San Mateo, CA 94403	Director
Gregory E. McGowan 300 S.E. 2nd Street 11th Floor Fort Lauderdale, FL 33301	Director
Jed A. Plafker One Franklin Parkway San Mateo, CA 94403	Director
Wai Kwok Tom Wu 17th Floor, Chater House 8 Connaught Road Central Hong Kong	Director
Sean Chee Hong Chong 7 Temasek Blvd., #38-03 Suntec Tower One Singapore	Company Secretary

♦ FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies.  Your vote is being solicited by the Board.  The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by FAV or its affiliates.  FAV also will reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies.  The Fund expects that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication.  Trustees and officers of the Trust, or regular employees and agents of FAV or its affiliates involved in the solicitation of proxies are not reimbursed.  FAV intends to pay all costs associated with the solicitation and the Meeting.

D.F. King & Co., Inc. (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of $12,500 to $16,500, including expenses.  As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.

Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means.  If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information provided to the Solicitor, then the Solicitor may ask for the shareholder’s instructions on the Proposals.  Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in this proxy statement.  The Solicitor will record the shareholder’s instructions on the proxy card.  Within 72 hours, the shareholder will be sent a letter or mailgram to confirm their vote and asking the shareholder to call the Solicitor immediately if their instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement by mail, by Internet (as permitted), or by telephone instruction (as permitted), or attend in person.

Quorum.  The holders of 40% of the outstanding shares of the Fund entitled to vote at the Meeting, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposals.

Method of Tabulation.  Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast, and therefore may have the same effect as a vote “against” a proposal that requires an affirmative majority vote of outstanding shares or of shares present and entitled to vote at the Meeting.  Proposals 1 and 2 each require that shareholders of the Fund approve such Proposal by the affirmative vote of the lesser of (i) 67% or more of the voting securities present in person or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.  The Fund does not anticipate receiving any broker non-votes.

As used above, “broker non-vote” are shares for which a broker holding such shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto, although such broker may have been able to vote such shares on other matters at the Meeting for which it has discretionary authority or instructions from the beneficial owner.

Adjournment.  The Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), or by the Chairman of the Board or certain officers, whether or not a quorum is present.  Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve the Proposals, or for any other reason consistent with applicable state law and the Trust’s By-Laws, including to allow for the further solicitation of proxies.  Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment.  The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules.

                Shareholder Proposals.  The Fund is not required and does not intend to hold regular annual meetings of shareholders.  A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement for the next meeting of shareholders of the Fund should send his or her written proposal to the Trust’s offices, One Franklin Parkway, San Mateo, California 94403-1906, Attention:  Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting.  A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the Fund’s governing instruments.  Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy cards will vote on such matters in accordance with the views of management.

By Order of the Board of Trustees,

Karen L. Skidmore

Vice President and Secretary

December [2], 2013

Exhibit A

FORM OF SUBADVISORY AGREEMENT

FRANKLIN TEMPLETON INTERNATIONAL TRUST

on behalf of

FRANKLIN INDIA GROWTH FUND

THIS SUBADVISORY AGREEMENT made as of [  ], 2014 by and between FRANKLIN ADVISERS, INC., a California corporation (hereinafter called “FAV”), and TEMPLETON ASSET MANAGEMENT LIMITED, a corporation organized under the laws of and based in Singapore (hereinafter called “TAML”).

WHEREAS, FAV and TAML are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engaged in the business of supplying investment advice and investment management services as an independent contractor; and

WHEREAS, FAV, pursuant to an amended and restated investment management agreement dated as of May 1, 2013 (the “Management Agreement), has been retained to provide investment management and administrative services to Franklin India Growth Fund (the “Fund”), a series of Franklin Templeton International Trust (the “Trust”), an investment management company registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, FAV desires to retain TAML to render investment advisory, research and related services to the Fund pursuant to the terms and provisions of this Agreement, and TAML is interested in furnishing such services.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.                   FAV hereby retains TAML and TAML hereby accepts such engagement, to furnish certain investment advisory services with respect to the assets of the Fund, as more fully set forth herein.

a.                   Subject to the overall policies, direction and review of the Trust’s Board of Trustees (the “Board”) and to the instructions and supervision of FAV, TAML agrees to provide certain investment advisory services for the Fund as agreed upon from time to time by FAV and TAML, including management of the investment and the reinvestment of the Fund’s securities and investments of issuers located in or operating within India and the surrounding countries and such other investments as may be consistent with the Fund’s investment strategies as set forth in the Fund’s Prospectus and Statement of Additional Information, as amended from time to time. TAML shall have authority to (i) determine what securities and other investments will be purchased, retained or sold by the Fund and (ii) place purchase and sale orders on behalf of the Fund.

b.                   In performing these services, TAML shall adhere to the Fund’s investment goal(s), policies and restrictions as contained in the Fund’s current Prospectus and Statement of Additional Information, and in the Trust’s Agreement and Declaration of Trust and Bylaws, and to the investment guidelines most recently established by FAV (all as may be amended from time to time), and shall comply with the provisions of the 1940 Act and the rules and regulations of the SEC thereunder in all material respects and with the provisions of the United States Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies.

c.                    Unless otherwise instructed by FAV or the Board, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by FAV or by the Board, TAML shall report daily all transactions effected by TAML on behalf of the Fund to FAV and to other entities as reasonably directed by FAV or the Board.

d.                   TAML shall provide to FAV such reports as FAV may reasonably request including reports in advance of the regular meetings of the Board for FAV to include with their reports and presentations to the Board.

e.                    In carrying out its duties hereunder, TAML shall comply with all reasonable instructions of the Fund or FAV in connection therewith.

f.                    TAML, at its expense, may select and contract with one or more subadvisers, registered under the Investment Advisers Act of 1940, to perform some or all of the services for the Fund for which it is responsible under this Agreement.  TAML will compensate any sub-sub-adviser for its services to the Fund.  TAML will evaluate any subadvisers and will make recommendations to the Board about the hiring, termination and replacement of a subadviser.  TAML also may terminate the services of any subadviser at any time in its sole discretion, and shall at such time assume the responsibilities of such subadviser unless and until a successor subadviser is selected and the requisite approval of the Fund’s shareholders, if any is required, is obtained.  TAML will continue to have responsibility for all advisory services furnished by any subadviser and will supervise each subadviser in its performance of its duties for the Fund with a view to preventing violations of the federal securities laws.

2.                   a.             TAML shall, in the name of the Fund, place or direct the placement of orders for the execution of portfolio transactions in accordance with the Fund’s policies with respect thereto and as set forth in the Fund’s Registration Statement, as amended from time to time, and under the Securities Act of 1933, as amended (the “1933 Act”), Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act. In connection with the placement of orders for the execution of the Fund’s portfolio transactions, TAML shall create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to, records required by Section 31(a) of the 1940 Act. All records shall be the property of the Fund and shall be available for inspection and use by the SEC, the Fund or any person retained by the Fund. Where applicable, such records shall be maintained by TAML for the period and in the place required by Rule 31a-2 under the 1940 Act.

b.             In placing orders or directing the placement of orders for the execution of portfolio transactions, TAML shall select brokers and dealers for the execution of the Fund’s transactions. In selecting brokers or dealers to execute such orders and subject to any policies and procedures adopted by the Trust’s Board, TAML is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which may enhance TAML’s investment research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the 1934 Act that TAML may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if TAML determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund or TAML’s overall responsibilities to TAML’s discretionary accounts.

3.                   a.             TAML shall, unless otherwise expressly provided and authorized, have no authority to act for or represent FAV or the Fund in any way, or in any way be deemed an agent for FAV or the Fund.

b.                   It is understood that the services provided by TAML are not to be deemed exclusive. FAV acknowledges that TAML may have investment responsibilities, or render investment advice to, provide investment recommendations to, or perform other investment advisory services for, individuals or entities, including other investment companies registered pursuant to the 1940 Act (“Clients”), which may invest in the same type of securities as the Fund. FAV agrees that TAML may give advice, make recommendations, provide research or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given, the recommendations provided to FAV or the timing or nature of action taken with respect to the Fund.  In providing these services, TAML may use information furnished by others to FAV and TAML in providing services to such other Clients, subject to any applicable policies of the Trust and FAV.

4.                   TAML agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.

5.                   TAML will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld, and may not be withheld where TAML may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

6.                   a.             FAV shall pay a monthly fee in cash to TAML based upon a percentage of the value of the Fund’s net assets, calculated as set forth below, which fee shall be payable on the first business day of each month in each year as compensation for the services rendered and obligations assumed by TAML during the preceding month. The subadvisory fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement, and shall be reduced by the amount of any advance payments made by TAML relating to the previous month.  The rate of the subadvisory fee payable by TAML shall be calculated daily at the following annual rates1:

                                                   0.88%, up to and including $1 billion

                                                   0.84%, over $1 billion, up to and including $5 billion

                                                   0.80%, over $5 billion, up to and including $10 billion

                                                   0.76%, over $10 billion, up to and including $15 billion

                                                   0.72%, over $15 billion, up to and including $20 billion

                                                   0.68%, over $20 billion

1.  The subadvisory fee rates were calculated to be equivalent to 80% of the net management fee (defined as the fees paid to FAV under the Management Agreement with respect to investment management services, net of fees paid for administrative services).

b.                   FAV and TAML shall share on a pro rata basis in any voluntary reduction or waiver by FAV of the management fee due FAV under the Management Agreement.

c.                    If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

7.                   a.             In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of TAML, neither TAML nor any of its directors, officers, employees or affiliates shall be subject to liability to FAV or the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

b.                   Notwithstanding paragraph 7(a), to the extent that FAV is found by a court of competent jurisdiction, or the SEC or any other regulatory agency, to be liable to the Fund or any shareholder (a “liability”), for any acts undertaken by TAML pursuant to authority delegated as described in Paragraph 1(a), TAML shall indemnify and save FAV and each of its affiliates, officers, directors and employees (each a “Franklin Indemnified Party”) harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.

c.                    No provision of this Agreement shall be construed to protect any director or officer of FAV or TAML from liability in violation of Sections 17(h) or (i) of the 1940 Act.

8.                   During the term of this Agreement, TAML will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Fund and FAV will be responsible for all of their respective expenses and liabilities.

9.                   This Agreement shall be effective as of the date given above, and shall continue in effect for two years. It is renewable annually thereafter so long as such continuance is specifically approved at least annually (i) by a vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

10.                This Agreement may be terminated at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to FAV and TAML, and by FAV or TAML upon sixty (60) days’ written notice to the other party.

11.                This Agreement shall terminate automatically in the event of any assignment hereof, as defined in the 1940 Act, or (ii) in the event of any act or event that terminates the Management Agreement.

12.                In compliance with the requirements of Rule 31a-3 under the 1940 Act, TAML hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund, or to any third party at the Fund’s direction, any of such records upon the Fund’s request. TAML further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.

13.                If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

14.                The terms “majority of the outstanding voting securities” of the Fund and “interested persons” shall have the meanings as set forth in the 1940 Act.

15.                This Agreement shall be interpreted in accordance with and governed by the laws of the State of California.

16.                TAML acknowledges that it has received notice of and accepts the limitations of the Trust’s and the Fund’s liability as set forth in the Trust’s Certificate of Trust and Agreement and Declaration of Trust. TAML agrees that the Trust’s obligations hereunder shall be limited to the assets of the Fund, and that TAML shall not seek satisfaction of any such obligation from any shareholders of the Fund nor from any trustee, officer, employee or agent of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers.

FRANKLIN ADVISERS, INC.

By:

        (name)

Title:

TEMPLETON ASSET MANAGEMENT LTD.

By:

        (name)

Title:

Franklin Templeton International Trust, on behalf of Franklin India Growth Fund, hereby acknowledges and agrees to the provisions of paragraphs 7(a) and 8 of this Agreement.

FRANKLIN TEMPLETON INTERNATIONAL TRUST on behalf of FRANKLIN INDIA GROWTH FUND

By:

Karen L. Skidmore

Title:  Vice President  & Secretary

[THIS PAGE INTENTIONALLY LEFT BLANK]

Exhibit B

Outstanding Shares and Classes of the Franklin India Growth Fund as of November 18, 2013

Franklin India Growth Fund	Outstanding Shares
Class A Shares	[ ]
Class C Shares	[ ]
Advisor Class Shares	[ ]
Total	[ ]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Exhibit C

Entities Owning Beneficially more than Five Percent (5%) of the Outstanding Shares of any Class of Franklin India Growth Fund as of November 18, 2013

Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Class A Shares
Class C Shares
Advisor Class Shares

[THIS PAGE INTENTIONALLY LEFT BLANK]

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON FEBRUARY 12, 2014

The Fund’s Notice of Special Meeting of Shareholders, Proxy Statement and Proxy are available on the Internet at http://www.franklintempleton.com.  The form of proxy on the Internet site cannot be used to cast your vote.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

IMPORTANT:  PLEASE SIGN AND MAIL IN YOUR PROXY TODAY
AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.
NO POSTAGE IS REQUIRED.

                                                                                                                                                                                 <XXXXX>2

PROXY                                 FRANKLIN TEMPLETON INTERNATIONAL TRUST                       PROXY

SPECIAL MEETING OF SHAREHOLDERS

FEBRUARY 12, 2014

The undersigned hereby revokes all previous proxies for his/her shares of the Franklin India Growth Fund (the “Fund”) and appoints Craig S. Tyle, Karen L. Skidmore, Alison E. Baur, and Steven J. Gray and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund’s Special Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 on February 12, 2014 at 2:00 p.m., Pacific time, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited on behalf of the Board of Trustees of Franklin Templeton International Trust.  It will be voted as specified.  If no specification is made, this proxy shall be voted FOR Proposal 1 and Proposal 2.  If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

(Please see reverse side)

PROXY TABULATOR

P.O. Box 859232                                                To vote by Internet

Braintree, MA 02185-9919             1) Read the Proxy Statement and have the Proxy Card below at hand.

2) Go to Website www.franklintempleton.com.

3) Follow the instructions provided on the Website.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy Card below at hand.

2) Call 1-888-502-0385

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the Proxy card below.

3) Sign and date the Proxy Card.

4) Return the Proxy Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                                                                <XXXXX>1          KEEP THIS PORTION FOR YOUR RECORDS

                                                                                                                DETACH AND RETURN THIS PORTION ONLY

                FRANKLIN TEMPLETON INTERNATIONAL TRUST

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1 AND PROPOSAL 2.

For   Against    Abstain

Proposal 1:        To approve a new subadvisory agreement between Franklin Advisers, Inc.

                          and Templeton Asset Management Ltd.

                                                                                                                                                                   ☐               ☐             ☐

Proposal 2:        To approve a the use of a “manager of managers” structure whereby the investment manager will be able to hire and replace subadvisers without shareholder approval

                                                                                                                                                                   ☐               ☐             ☐

                                                                                                                                                I PLAN TO ATTEND MEETING.  [ ]   [ ]

                                                                                                                                                                                                     Yes  No

Note:  Please sign exactly as your name appears on this proxy.  If signing for estates, trusts or corporations, your title or capacity should be stated.  If shares are held jointly, one or more joint owners should sign.

[                                                               ]                                               [                                               ]

Signature [PLEASE SIGN WITHIN BOX]               Date                                         Signature (Joint Owners)                          Date